Liability for Unauthorized Preferred Stock Issued	12 Months Ended
Dec. 31, 2017
Payables and Accruals [Abstract]
Liability for Unauthorized Preferred Stock Issued
Liability for Unauthorized Preferred Stock Issued

During the year ended December 31, 2006, the Company authorized the issuance of 10,000,000 shares of Preferred Stock, convertible at the shareholder’s option to common stock at the rate of 100 shares of common stock for every share of preferred stock. During the year ended December 31, 2006, the Company issued 715,517 shares of preferred stock for cash of $246,950. The Company subsequently issued additional preferred stock and had several preferred shareholders convert their shares into common stock during the years ended December 31, 2009, 2008, and 2007.

The Company’s legal counsel determined that the preferred shares had not been duly authorized by the State of Nevada. Since the Company had issued and received consideration for the preferred stock, notwithstanding that the stock was not legally authorized, the Company has presented the preferred stock as a liability in the balance sheets. The Company has offered to settle the debt with the remaining holders of the unauthorized preferred stock by honoring the terms of conversion of two shares of preferred stock into 3 shares of common stock. The Company intends to cancel the preferred stock once all remaining preferred stockholders have converted.

There were 68,966 and 68,966 shares of unconverted preferred stock outstanding at December 31, 2017 and 2016, respectively. The Company needs approximately 3,632 common shares in order to settle the outstanding debt as stated below.

The remaining liability for the unconverted preferred stock is based on the original cash tendered and consisted of the following as of:

	December 31,
	2017	2016
Liability for unauthorized preferred stock	$9,283	$9,283